                        Transamerica Income Shares, Inc.

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 2002

                 (TRANSAMERICA INVESTMENT MANAGEMENT, LLC LOGO)

REPORT TO SHAREHOLDERS:

Once again, consumers were the main contributors to very modest economic growth during the semi-annual period ended September 30, 2002. Low interest rates led to low mortgage rates and record levels of mortgage refinancing. Those, in turn, spurred sales of automobiles and homes. Home sales are especially important, since they are the catalyst for considerable follow-on spending. Business spending remained weak due to profit pressures, considerable overcapacity, and a weak stock market.

The international situation as a whole echoed what we saw in the U.S.: sluggish economic growth. While Asian economies excluding Japan exhibited stable growth, Latin America's economic and political environment (excluding Mexico) became less stable.

Against this backdrop, the corporate bond market experienced one of its worst periods ever, pummeled by several high-profile bankruptcies and blow-ups (Enron and Worldcom) that created a corporate credibility crisis. The result was extreme risk aversion. Lenders tightened their requirements, making capital harder to come by. Meanwhile, wary investors drove down prices on all but the highest-quality, most defensive bonds. This situation was especially damaging to our investment style and was the main factor in the fund's underperformance. We look for undervalued and misunderstood bonds that we think have improving credit profiles and above-average long-term potential. A highly risk-averse market gave short shrift to such bonds.

As the period progressed, we increasingly focused on three characteristics that are important to corporate survival when access to capital is difficult and the economy weak--namely, ample liquidity, hard assets and free cash flow. We sold securities of several power-generating companies that, in our view, lack these strengths. Among them were Calpine and Allegheny Energy. In their place, we purchased bonds from Newscorp, Columbia HCA, and Clear Channel Communications.

Both interest rates and inflation remain very low, a combination that gives the Federal Reserve (the Fed) ample room to reduce interest rates further without triggering inflation. Thus, we believe the Fed's next move is likely to be a rate cut which would support spending by the consumer. As a result, we are guardedly optimistic. We think that consumers will continue to be the lynchpin of modest growth as long as they are employed. We are watching job growth indicators, which appear to be stabilizing. If that's the case, we expect the economy to avoid a double-dip recession and for GDP to expand at a modest 2% to 3% rate in 2003.

At September 30, 2002, the company's total net assets were $139,012,954, or $22.00 net asset value per share, compared to $146,486,536, or $23.18 per share, on March 31, 2002. Net investment income for the six-month period was $5,414,109, or $0.86 per share, compared to $0.86 per share for the comparable period in 2001.

PORTFOLIO MANAGEMENT

Management of the Company's portfolio, including the day-to-day portfolio decisions are made by a team of fixed income professionals led by Heidi Y. Hu, the primary portfolio manager who is also a Vice President of Transamerica Investment Management, LLC, the Fund's Sub-Adviser. Highlights:-- For the six months ended September 30:

             PER SHARE:                2002     2001
-----------------------------------------------------
Net investment income...............  $ 0.86   $ 0.86
Income dividends paid...............    0.90     0.90
Capital gain distribution...........    0.00     0.22
Net asset value.....................  $22.00   $24.11

Distributions**:  For the fiscal years ended March 31:

2002.........................................  $2.34
2001.........................................  $1.89
2000.........................................  $1.92
1999.........................................  $2.00
1998.........................................  $1.98

** Includes a distribution of $0.54, $0.01, $0.12 and $0.04 from realized gains in 2002, 2000, 1999 and 1998, respectively.

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002 (UNAUDITED)

                                       PRINCIPAL       MARKET
                                        AMOUNT         VALUE
--------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 94.1%
AIR TRANSPORTATION -- 0.8%
Delta Air Lines, Inc.
                 9.75%   05/15/2021   $ 2,000,000   $  1,100,000
--------------------------------------------------------------------
AUTOMOTIVE -- 2.9%
General Motors Corporation
                 9.40%   07/15/2021     3,750,000      4,039,013
--------------------------------------------------------------------
BUSINESS CREDIT INSTITUTIONS -- 3.9%
CIT Group, Inc. (The)
                 7.75%   04/02/2012     5,000,000      5,444,600
--------------------------------------------------------------------
BUSINESS SERVICES -- 4.6%
Clear Channel Communications, Inc.
                 7.25%   09/15/2003     3,200,000      3,244,384
International Lease Finance Corporation
                 5.63%   06/01/2007     3,000,000      3,159,870
                                                    ----------------
                                                       6,582,254
                                                    ----------------
--------------------------------------------------------------------
COMMERCIAL BANKS -- 7.7%
HSBC Capital Funding LP -- 144A(ab)
                10.18%   12/31/2049     5,000,000      6,782,750
Royal Bank of Scotland Group PLC (The)
                 9.12%   03/31/2049     3,000,000      3,714,420
                                                    ----------------
                                                      10,497,170
                                                    ----------------
--------------------------------------------------------------------
COMMUNICATION -- 3.2%
CF Cable TV Inc
                 9.13%   07/15/2007     1,000,000      1,052,120
Echostar DBS Corporation
                 9.25%   02/01/2006     1,000,000        965,000
Echostar DBS Corporation
                 9.38%   02/01/2009     2,500,000      2,412,500
                                                    ----------------
                                                       4,429,620
                                                    ----------------
--------------------------------------------------------------------
COMPUTER & OFFICE EQUIPMENT -- 2.2%
Hewlett-Packard Company
                 5.50%   07/01/2007     3,000,000      3,122,280

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)

                                       PRINCIPAL       MARKET
                                        AMOUNT         VALUE
--------------------------------------------------------------------
DEPARTMENT STORES -- 1.5%
May Department Stores Company (The)
                 8.38%   10/01/2022   $ 2,000,000   $  2,080,800
--------------------------------------------------------------------
ELECTRIC SERVICES -- 3.7%
FirstEnergy Corp.
                 6.45%   11/15/2011     5,500,000      5,172,310
--------------------------------------------------------------------
ELECTRIC, GAS & SANITARY SERVICES -- 1.1%
KeySpan Corporation
                 9.00%   11/01/2022     1,500,000      1,563,750
--------------------------------------------------------------------
FOOD STORES -- 1.8%
Stater Bros. Holdings Inc.
                10.75%   08/15/2006     2,550,000      2,550,000
--------------------------------------------------------------------
GAS PRODUCTION & DISTRIBUTION -- 1.2%
Northwest Pipeline Corporation
                 9.00%   08/01/2022     2,000,000      1,707,280
--------------------------------------------------------------------
HEALTH SERVICES -- 2.3%
HCA -- The Healthcare Company
                 7.88%   02/01/2011     3,000,000      3,251,700
--------------------------------------------------------------------
HOTELS & OTHER LODGING PLACES -- 2.9%
Host Marriott, L.P.
                 9.25%   10/01/2007     4,000,000      4,040,000
--------------------------------------------------------------------
INDUSTRIAL MACHINERY & EQUIPMENT -- 1.0%
Caterpillar Inc.
                 9.38%   03/15/2021     1,000,000      1,403,820
--------------------------------------------------------------------
INSURANCE -- 3.5%
ACE Capital Trust II
                 9.70%   04/01/2030     4,000,000      4,927,680
--------------------------------------------------------------------
LUMBER & WOOD PRODUCTS -- 3.6%
Georgia-Pacific Corporation
                 9.63%   03/15/2022     2,000,000      1,584,320
Nexfor Inc.
                 8.13%   03/20/2008     3,000,000      3,395,430
                                                    ----------------
                                                       4,979,750
                                                    ----------------
--------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)

                                       PRINCIPAL       MARKET
                                        AMOUNT         VALUE
--------------------------------------------------------------------
MOTION PICTURES -- 3.2%
AOL Time Warner Inc.
                 9.13%   01/15/2013   $ 4,500,000   $  4,409,010
--------------------------------------------------------------------
OIL & GAS EXTRACTION -- 8.1%
Nexen Inc.
                 7.88%   03/15/2032     4,500,000      4,746,150
Occidental Petroleum Corporation
                10.13%   09/15/2009       500,000        645,560
Pemex Finance Ltd
                 9.03%   02/15/2011     4,900,000      5,698,357
                                                    ----------------
                                                      11,090,067
                                                    ----------------
--------------------------------------------------------------------
PAPER & ALLIED PRODUCTS -- 2.8%
Abitibi-Consolidated Inc.
                 8.85%   08/01/2030     4,000,000      3,932,200
--------------------------------------------------------------------
PERSONAL CREDIT INSTITUTIONS -- 3.6%
ERAC USA Finance Company -- 144A(a)
                 8.25%   05/01/2005     4,500,000      5,001,210
--------------------------------------------------------------------
PRIMARY METAL INDUSTRIES -- 0.8%
Carpenter Technology Corporation
                 9.00%   03/15/2022     1,000,000      1,088,200
--------------------------------------------------------------------
PRINTING & PUBLISHING -- 5.9%
Belo Corp.
                 8.00%   11/01/2008     3,200,000      3,526,656
News America Holdings
                 9.25%   02/01/2013     3,985,000      4,635,232
                                                    ----------------
                                                       8,161,888
                                                    ----------------
--------------------------------------------------------------------
RAILROADS -- 3.6%
Burlington Northern Santa Fe Corporation
                 9.25%   10/01/2006     1,000,000      1,203,100
Kansas City Southern
                 9.50%   10/01/2008     3,500,000      3,815,000
                                                    ----------------
                                                       5,018,100
                                                    ----------------
--------------------------------------------------------------------
REAL ESTATE -- 2.2%
Simon Property Group, L.P. -- 144A(a)
                 6.75%   11/15/2003     3,000,000      3,114,120
--------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)

                                       PRINCIPAL       MARKET
                                        AMOUNT         VALUE
--------------------------------------------------------------------
RESTAURANTS -- 3.0%
YUM! Brands, Inc.
                 7.70%   07/01/2012   $ 4,000,000   $  4,120,000
--------------------------------------------------------------------
SAVINGS INSTITUTIONS -- 1.6%
Golden State Holdings Inc.
                 7.13%   08/01/2005     2,100,000      2,274,930
--------------------------------------------------------------------
STONE, CLAY & GLASS PRODUCTS -- 3.3%
Cemex, S.A. de C.V. -- ADR
                 9.63%   10/01/2009     4,250,000      4,568,750
--------------------------------------------------------------------
TELECOMMUNICATIONS -- 6.0%
AT&T Broadband, LLC
                 9.25%   01/15/2023     2,000,000      1,926,500
CenturyTel, Inc. -- 144A(a)
                 7.88%   08/15/2012     3,500,000      3,831,258
Sprint Capital Corporation
                 5.88%   05/01/2004     3,000,000      2,593,473
                                                    ----------------
                                                       8,351,231
                                                    ----------------
--------------------------------------------------------------------
VARIETY STORES -- 0.7%
Target Corporation
                 8.50%   12/01/2022     1,000,000      1,039,620
--------------------------------------------------------------------
WHOLESALE TRADE NONDURABLE GOODS -- 1.4%
SUPERVALU INC
                 7.80%   11/15/2002     2,000,000      2,008,060
--------------------------------------------------------------------
Total Corporate Debt Securities
  (cost: $124,337,616)                               130,891,413
--------------------------------------------------------------------

TRANSAMERICA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002 (UNAUDITED)

                                       NUMBER OF        MARKET
                                        SHARES          VALUE
---------------------------------------------------------------------
PREFERRED STOCKS -- 4.5%
TELECOMMUNICATIONS
Centaur Funding Corp. -- 144A(a)
  (cost: $6,844,146)                        6,750    $  6,209,912
                                                     ------------
TOTAL INVESTMENT SECURITIES
  (cost: $131,181,762)                               $137,101,325
                                                     ============
SUMMARY:
INVESTMENTS, AT MARKET
VALUE -- 98.6%                                       $137,101,325
OTHER ASSETS IN EXCESS OF
LIABILITIES -- 1.4%                                     1,911,629
                                                     ------------
NET ASSETS -- 100.0%                                 $139,012,954
                                                     ============


NOTES TO SCHEDULE OF INVESTMENTS:
(a) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
(b) Floating or variable rate note. Rate listed is as of September 30, 2002.
DEFINITIONS:
ADR American Depositary Receipt

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002
(UNAUDITED)

ALL NUMBERS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS
---------------------------------------------------
ASSETS
Investments, at value                         $137,101
  (identified cost -- $131,182)
Cash                                                55
Receivables:
  Securities Sold                                   --
  Interest                                       2,942
Other assets                                        24
                                              --------
                                               140,122
                                              --------
LIABILITIES
Payables:
  Securities purchased                              --
  Income dividends declared                        948
  Investment advisory fees                          50
  Transfer agent fees                               22
Accrued expenses and other liabilities:
  Audit fees                                        53
  Other                                             36
                                              --------
                                                 1,109
                                              --------
NET ASSETS applicable to 6,318,771 capital
  shares outstanding, $1.00 par value
  (authorized 20,000,000 shares)              $139,013
                                              ========
NET ASSET VALUE PER SHARE                     $  22.00
                                              ========
NET ASSETS CONSIST OF:
Paid-in capital                               $143,240
Undistributed net investment income                499
Accumulated net realized loss on
  investments                                  (10,646)
Net unrealized appreciation on investments       5,920
                                              --------
NET ASSETS                                    $139,013
                                              ========

The notes to the financial statements are an integral part of these statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
(UNAUDITED)

ALL NUMBERS IN THOUSANDS
------------------------
INVESTMENT INCOME:
Interest earned, net                               $ 5,548
Dividend income                                        328
                                                   -------
Total income                                         5,876
                                                   -------
EXPENSES:
Investment advisory fees                               357
Transfer agent fees and expenses                        35
Audit fees                                              18
Postage                                                  6
Custodian fees                                           9
Printing                                                 9
Directors' fees and expenses                             9
Insurance                                                2
Other                                                   17
                                                   -------
Total expenses                                         462
                                                   -------
NET INVESTMENT INCOME                                5,414
                                                   -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                   (11,273)
Net unrealized appreciation on investments           4,072
                                                   -------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:    (7,201)
                                                   -------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                       $(1,787)
                                                   =======

The notes to the financial statements are an integral part of these statements.

TRANSAMERICA INCOME SHARES, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
(UNAUDITED)

                                         SIX
                                       MONTHS       YEAR
                                        ENDED       ENDED
ALL NUMBERS IN THOUSANDS              9/30/2002   3/31/2002
------------------------              ---------   ---------
INCREASE (DECREASE) IN NET ASSETS
  FROM:
OPERATIONS:
Net investment income                 $  5,414    $ 10,942
Net realized gain (loss) on
  investments                          (11,273)      2,630
Net unrealized appreciation
  (depreciation) on investments          4,072      (5,075)
                                      --------    --------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS      (1,787)      8,497
                                      --------    --------
DIVIDENDS/DISTRIBUTIONS TO
  SHAREHOLDERS:
Net investment income                   (5,687)    (11,374)
Net realized gains                          --      (3,402)
                                      --------    --------
Net decrease in net assets resulting
  from distributions                    (5,687)    (14,776)
                                      --------    --------
Net decrease in net assets              (7,474)     (6,279)

NET ASSETS:
Beginning of period                    146,487     152,766
                                      --------    --------
End of period                         $139,013    $146,487
                                      ========    ========
UNDISTRIBUTED NET INVESTMENT INCOME:  $    499    $    772
                                      ========    ========

The notes to the financial statements are an integral part of these statements.

TRANSAMERICA INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)

For a share of beneficial interest outstanding throughout each period:

                            SIX
                           MONTHS                    YEAR ENDED MARCH 31,
                           ENDED     ----------------------------------------------------
                          09/30/02     2002       2001       2000       1999       1998
-----------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period       $  23.18   $  24.18   $  23.54   $  25.01   $  25.31   $  23.93
OPERATIONS:
Net investment income(1)      0.86       1.73       1.88       1.93       1.89       1.93
Net realized and
 unrealized gain (loss)      (1.14)     (0.39)      0.65      (1.48)     (0.19)      1.43
                          --------   --------   --------   --------   --------   --------
Total from investment
 operations                  (0.28)      1.34       2.53       0.45       1.70       3.36
                          --------   --------   --------   --------   --------   --------
DIVIDENDS/DISTRIBUTIONS
 TO SHAREHOLDERS:
Net investment income        (0.90)     (1.80)     (1.89)     (1.91)     (1.88)     (1.94)
Net realized gains              --      (0.54)        --      (0.01)     (0.12)     (0.04)
                          --------   --------   --------   --------   --------   --------
Total
 dividends/distributions     (0.90)     (2.34)     (1.89)     (1.92)     (2.00)     (1.98)
                          --------   --------   --------   --------   --------   --------
NET ASSET VALUE:
End of period             $  22.00   $  23.18   $  24.18   $  23.54   $  25.01   $  25.31
                          ========   ========   ========   ========   ========   ========
MARKET VALUE PER SHARE:
End of period             $  23.10   $ 25.700   $ 24.900   $ 21.563   $ 25.188   $ 26.000
                          ========   ========   ========   ========   ========   ========
TOTAL RETURN(2)               4.02%     12.86%     25.03%     (7.01)%     4.44%     15.31%
                          --------   --------   --------   --------   --------   --------
RATIOS AND SUPPLEMENTAL
 DATA:
Expenses to average net
 assets                       0.66%      0.65%      0.64%      0.64%      0.63%      0.63%
Net investment income         7.79%      7.19%      8.04%      8.02%      7.45%      7.73%
Portfolio turnover              37%        54%       122%        64%        33%        21%
Net assets, end of
 period (in thousands)    $139,013   $146,487   $152,766   $148,772   $158,031   $159,927
                          ========   ========   ========   ========   ========   ========

The number of shares outstanding at the end of each period was 6,318,771.

(1) If the company had not adapted the provision of the AICPA Guide for Investment Companies, net investment income per share would have been $1.83 for the year ended March 31, 2002.
(2) Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by the Fund's dividend reinvestment plan.

The notes to the financial statements are an integral part of these statements.

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SEPTEMBER 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES -- Transamerica Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Company's investment objective is to seek as high a level of current income consistent with prudent investment, with capital appreciation as only a secondary objective. The Company consistently follows the following accounting principles generally accepted in the United States in the preparation of its financial statements:

(A) Valuation of Securities -- Fund investments traded on an exchange are stated at the last reported sales price on the day of valuation on the exchange where the security is principally traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value determined in such a manner as the adviser and sub-advisers, under the supervision of the Board of Directors and the Fund's Valuation Committee, determine in good faith.

(B) Securities Transactions and related Investment Income -- Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for discounts and premiums, is recorded on the accrual basis commencing on the settlement date.

(C) Federal Income Taxes -- No provisions for Federal income or excise taxes have been made as the Funds intend to distribute substantially all net income and realized gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code.

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
SEPTEMBER 30, 2002

(D) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(E) Dividends and Distributions -- Dividends from net investment income are declared and paid monthly. Dividends and distributions paid by the Company are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company and timing differences. Permanent items identified in the year ended March 31, 2002 have been reclassified among the components of net assets as follows: a decrease in paid in capital by $948,711, an increase in undistributed net investment income by $949,630, and a decrease of accumulated net realized gains by $919.

The character of distributions paid to shareholders during fiscal years 2002 and 2001 were as follows:

                                         2002                                       2001
                       ----------------------------------------   ----------------------------------------
                        ORDINARY      LONG-TERM                    ORDINARY      LONG-TERM
                         INCOME      CAPITAL GAIN      TOTAL        INCOME      CAPITAL GAIN      TOTAL
---------------------------------------------------------------   ----------------------------------------
                       $11,373,788    $3,402,114    $14,775,902   $11,942,477       $ --       $11,942,477

As of March 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                       UNDISTRIBUTED   UNDISTRIBUTED   ACCUMULATED                          TOTAL
                         ORDINARY        LONG-TERM     CAPITAL AND     UNREALIZED        ACCUMULATED
                          INCOME       CAPITAL GAIN    OTHER LOSSES   APPRECIATION*   EARNINGS/(DEFICIT)
--------------------------------------------------------------------------------------------------------
                        $1,459,178       $570,896          $--         $1,216,290         $3,246,364

* Differences between book basis and tax basis unrealized appreciation is attributable primarily to the difference between book and tax amortization method for premium and market discount.

2. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES -- The Company has entered into a Management

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
SEPTEMBER 30, 2002

and Investment Advisory Agreement with AEGON/Transamerica Fund Advisers, Inc. (the "Adviser"), which is a direct, wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio, which is wholly-owned by AUSA Life Insurance Company ("AUSA"), a stock life insurance company. AUSA is a wholly-owned subsidiary of Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc., a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation. For its services to the Company, the Adviser receives a fee of 0.50% of the average daily net assets of the Company. This fee is paid to the Adviser monthly. The Adviser has agreed to reimburse the Company if the Company's total operating expenses (exclusive of brokerage commissions, interest and taxes) exceed 1.50% of the average daily net assets of the Company up to $30 million and 1.00% of the average net assets of the Company in excess of $30 million. No such reimbursements were necessary during the six months ended September 30, 2002.

Officers and certain directors of the Adviser or its affiliates are also officers and directors of the Company; however, they receive no compensation from the Company.

As of March 31, 2002, an affiliate of Transamerica Corporation held 7.6% of the outstanding shares of the Company.

3. SECURITY TRANSACTIONS -- The aggregate cost of securities purchased and the proceeds from securities sold (excluding short-term investments) were $51,680,537 and $51,009,204, respectively, for the six months ended September 30, 2002.

4. OTHER -- Effective April 1, 2001, the Company adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
SEPTEMBER 30, 2002

accreting discount and amortizing premium on debt securities. Prior to April 1, 2001, the Company did not amortize premiums on debt securities. The effect of adopting and applying the provisions of the Guide has not resulted in adjustments to the Company's net assets reported in the financial statements. Rather, the cumulative effect of the change has been reflected as an adjustment to the amount of amortized cost of debt securities held as of the beginning of the year based on retroactive computation of premium from the initial acquisition date of each security. The effect of the change for the current year on net investment income, net realized and unrealized gains and losses have been reflected in the financial statements. Additionally, the effect of the change on the per share data and ratio of net investment income to average net assets has been reflected in the financial highlights.

The effect of this change for the year ended March 31, 2002 was to decrease net investment income by $631,450; increase net unrealized appreciation (depreciation) by $631,450, and no impact on net realized gains.

AUTOMATIC REINVESTMENT PLAN

Holders of 50 shares or more of the Company's common stock are offered the opportunity to reinvest dividends and other distributions in shares of the common stock of the Company through participation in the Automatic Reinvestment Plan. Under the Plan, Mellon Investor Services, as administrator (the "Administrator"), automatically invests dividends and other distributions in shares of the fund's common stock by making purchases in the open market. Plan participants may also deposit cash in amounts between $25 and $2,500 with the Administrator for the purchase of additional shares. Dividends, distributions and cash deposits are invested in, and each participant's account credited with, full and fractional shares.

The price at which the Administrator is deemed to have acquired shares for a participant's account is the average

TRANSAMERICA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
SEPTEMBER 30, 2002

price (including brokerage commissions and any other costs of purchase) of all shares purchased by it for all participants in the Plan.

Your dividends and distributions, even though automatically reinvested, continue to be taxable as though received in cash.

A newer feature of the Plan is the "Optional Cash Only" feature. You can make additional investments only, without reinvesting your monthly dividend. If you own 50 shares or more, registered in your name and currently in your Plan account, and desire to periodically send additional contributions between $25 and $2,500 for investment, you may do so. The shares you own and the new shares acquired through this feature will not participate in automatic reinvestment of dividends and distributions. Rather, the shares you acquire if you participate in the "Optional Cash Only" feature of the Plan will be held for safekeeping in your Plan account. Each investment will be made on or near the next dividend payment date. All other procedures for the purchase and sale of shares described above will apply.

The Administrator charges a service fee of $1.75 for each investment, including both dividend reinvestment and optional cash investment.

Shareholders interested in obtaining a copy of the Plan should contact the
Administrator:

Mellon Investor Services
Shareholder Investment Services
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541
www.melloninvestor.com

DIRECTORS
SEPTEMBER 30, 2002 (UNAUDITED)

The Directors of the Company are listed below together with their respective positions with the Company and a brief statement of their principal occupations during the past five years.

                                               PRINCIPAL
                                               OCCUPATION(S)
NAME, ADDRESS & DATE                           OR EMPLOYMENT
OF BIRTH ("DOB")            POSITION(S) HELD   IN THE PAST 5 YEARS
----------------------------------------------------------------------
Peter R. Brown               Vice Chairman     Chairman of the Board,
1180 6th Street East                           Peter Brown
Treasure Island,                               Construction Company
Florida 33708                                  (construction
(DOB 5/10/28)                                  contractors and
                                               engineers), Largo,
                                               Florida (1963-2000);
                                               Vice Chairman, IDEX
                                               Mutual Funds and
                                               AEGON/Transamerica
                                               Series Fund; Rear
                                               Admiral (Ret.) U.S.
                                               Navy Reserve, Civil
                                               Engineer Corps.


Daniel Calabria              Director          Trustee of IDEX Mutual
7068 S. Shore Drive So.,                       Funds and
South Pasadena,                                AEGON/Transamerica
Florida 33707                                  Series Fund; Trustee
(DOB 3/5/36)                                   (1993-present) of the
                                               Florida Tax Free Funds
                                               (mutual funds).


Janice B. Case               Director          Trustee, IDEX Mutual
205 Palm Island NW                             Funds and AEGON/
Clearwater,                                    Transamerica Series
Florida 33767                                  Fund; Senior Vice
(DOB 9/27/52)                                  President (1996-2000),
                                               Florida Power
                                               Corporation, St.
                                               Petersburg, Florida


Charles C. Harris            Director          Trustee of IDEX Mutual
35 Winston Drive                               Funds and
Clearwater,                                    AEGON/Transamerica
Florida 33756                                  Series Fund;
(DOB 7/15/30)

SEPTEMBER 30, 2002 (UNAUDITED)

                                               PRINCIPAL
                                               OCCUPATION(S)
NAME, ADDRESS & DATE                           OR EMPLOYMENT
OF BIRTH ("DOB")            POSITION(S) HELD   IN THE PAST 5 YEARS
----------------------------------------------------------------------


Leo J. Hill                  Director          Trustee, IDEX Mutual
2101 N. Main Street                            Funds and AEGON/
Gainesville,                                   Transamerica Series
Florida 32609                                  Fund; Owner, Prestige
                                               Lincoln Mercury
                                               (2001-present); Market
                                               President (1997-1998),
                                               National Bank;
                                               President & CEO
                                               (1994-1997), Barnett
                                               Bank of the Treasure
                                               Coast, Florida


Russell A. Kimball, Jr.      Director          Trustee, IDEX Mutual
1160 Gulf Boulevard                            Funds and AEGON/
Clearwater Beach,                              Transamerica Series
Florida 34630                                  Fund; General Manager,
(DOB 8/17/44)                                  Sheraton Sand Key
                                               Resort (resort hotel),
                                               Clearwater, Florida
                                               (1975-present)


John R. Kenney(1)            Chairman          Chairman of the Board,
P. O. Box 5068                                 Director and Co-CEO of
Clearwater,                                    Great Companies,
Florida 33758                                  L.L.C.; Chairman of
(DOB 2/8/38)                                   Western Reserve Life
                                               Assurance Co. of Ohio;
                                               (1996-present); Trustee
                                               & Chairman of IDEX
                                               Mutual Funds and AEGON/
                                               Transamerica Series
                                               Fund.

SEPTEMBER 30, 2002 (UNAUDITED)

                                               PRINCIPAL
                                               OCCUPATION(S)
NAME, ADDRESS & DATE                           OR EMPLOYMENT
OF BIRTH ("DOB")            POSITION(S) HELD   IN THE PAST 5 YEARS
----------------------------------------------------------------------
William W. Short, Jr.        Director          Trustee of IDEX Mutual
12420 73rd Court                               Funds and
Largo,                                         AEGON/Transamerica
Florida 33773                                  Series Fund; President
(DOB 2/25/36)                                  and majority
                                               shareholder of Short's
                                               Inc. (men's retail
                                               apparel); Chairman of
                                               Southern Apparel
                                               Corporation, S.A.C.
                                               Apparel Corporation and
                                               S.A.C. Distributors
                                               (nationwide wholesale
                                               apparel distributors),
                                               Largo, Florida.

---------------

(1) May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of AEGON/Transamerica Fund Advisers, Inc.

---------------------------------------------------------

INVESTMENT ADVISER
AEGON/Transamerica Fund Advisers, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716-1202

SUB-ADVISER
Transamerica Investment Management, LLC
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015

TRANSFER AGENT
Mellon Investor Services
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-288-9541

For hearing and speech impaired (TDD)
1-800-231-5469

www.mellon-investor.com

CUSTODIAN
Investors Bank & Trust Company

LISTED
New York Stock Exchange
Symbol: TAI
NASDAQ SYMBOL: XTAIX
---------------------------------------------------------

Transamerica Income Shares, Inc. is a closed-end investment company which invests primarily in debt securities. Its objective is to provide a high level of current income.